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                                                                   Exhibit 10.34

                           MOVABLE HYPOTHEC AGREEMENT

BETWEEN: BELL CANADA, a corporation having a place of business at 1000 de La
         Gauchetiere Street West, Montreal, Quebec, H3B 4Y7, herein acting and represented by its undersigned representative(s), duly authorized as he/she/they so declare(s);

         (hereinafter called the "LENDER");

         (Notice of Address of the Lender to be published at the Register of personal and movable real right.)

AND: CLEARWIRE CORPORATION, a corporation having its principal office or place of business at 5808 Lake Washington Blvd. NE, Suite 300, Kirkland, WA 98033, herein acting and represented by its undersigned representative(s), duly authorized for the purposes hereof by virtue of a resolution of the board of directors;

         (hereinafter called the "GRANTOR").

WHEREAS as continuing collateral security for the fulfilment of the Obligations, the Grantor has agreed to hypothecate all of its right, title and interest both present and future, in and to the movable property, assets and rights more fully described herein.

NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

1.   DEFINITIONS

     In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and expressions shall have the following meanings:

     1.1 "AFFILIATE" means any Person, however organized, that, directly or indirectly, Controls, is Controlled by or is under common Control with the applicable party. For purposes of this Agreement, "CONTROL", and variations of "CONTROL" means: (a) ownership of a majority of the voting power of those classes of voting stock entitled to vote in the election of directors, whether as a result of equity ownership interests, voting agreements or otherwise; or (b) ownership of a majority of the beneficial interests in income and capital of an entity other than a corporation.

     1.2 "AGENT" means any agent, receiver, manager or any other Person appointed by the Lender or by a court of competent jurisdiction to possess and administer all or any of the Collateral following the occurrence of an Event of Default.

     1.3 "AGREEMENT" means this Movable Hypothec Agreement, all of the Schedules hereto, and every agreement or other instrument amending, supplementing or implementing the same; "this Agreement", "hereto", "these presents", "hereof, "herein", "hereby", "hereunder" and all similar expressions refer to this Agreement and not to any particular article, section or other portion hereof.

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     1.4  " COLLATERAL" means collectively all present and future property of the Grantor which consists of (a) telecommunications equipment or other corporeal movable property used in the business of providing person-to-person speech or speech related multi-media communications using internet protocol which is located on premises in the Province of Quebec owned or controlled by the Lender or any of the Lender's Affiliates, (b) any licenses, permits and consents, including any software licenses, of the Borrower that directly relate to the operation of the assets described in (a) (which, for the avoidance of doubt, shall not include any spectrum licenses of the Borrower), and
          (c) all Proceeds.

     1.5 "CREDIT Agreement" means the credit agreement between the Grantor and the Lender dated as of July 19, 2005, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     1.6 "EVENT OF DEFAULT" has the meaning ascribed to it in the Credit Agreement.

     1.7 "GRANTOR" means CLEARWIRE CORPORATION and includes its successors and permitted assigns.

     1.8  "LENDER" means BELL CANADA and includes its successors and assigns.

     1.9 "LIENS" means mortgages, pledges, liens, hypothecs, charges, security agreements or other encumbrances or other arrangements that in substance secure payment or performance of an obligation, statutory and other non-consensual liens or encumbrances and includes lease, reservations of ownership, title retention agreements, restrictions, development or similar agreements, rights-of-way, title defect, adverse claims or interests, trusts or deemed trusts, options to acquire or the interests of a vendor or lessor under any conditional sale agreement or capital lease, and "Lien" means any one of such Liens.

     1.10 "OBLIGATIONS" means the payment of all money now or hereafter owing to the Lender pursuant to the provisions of the Credit Agreement.

     1.11 "PERMITTED LIENS" has the meaning ascribed to it in the Credit Agreement.

     1.12 "PERSON" means any individual, entity or organization, and includes an individual, a corporation, a partnership, a trust, an unincorporated organization or association, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

     1.13 "PROCEEDS" means all proceeds and movable property in any form derived directly or indirectly from any dealing with all or any part of the Collateral and any insurance or payment that indemnifies or compensates for such property lost, damaged or destroyed, and proceeds of proceeds and any part of any such proceeds but shall not include any customer accounts receivable of the Grantor generated in the ordinary course of the Grantor's business.

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2.   HYPOTHEC

     2.1 As continuing collateral security for the due and punctual payment and performance of the Obligations, the Grantor hereby hypothecates the Collateral, in favour of the Lender, with effect as and from this date, for the principal sum of TWENTY MILLION DOLLARS ($20,000,000), in lawful money of Canada, together with interest thereon at the rate of twenty-five percent (25%) per annum, calculated semi-annually and not in advance.

     2.2 The hypothec created herein shall have effect from this date to secure the Obligations.

     2.3 The full amount of the foregoing hypothec shall be and remain continuing collateral security in favour of the Lender for the full payment and performance of the Obligations, and such hypothec shall be and remain in full force and effect notwithstanding the repayment, prepayment, payment, reduction or readvance at any time and from time to time of the Obligations or any part thereof, or the fact that at any time and from time to time, there may be no Obligations outstanding, the whole until the entire Obligations shall have been entirely repaid and satisfied to the satisfaction of the Lender and such hypothec shall not be reduced unless and until a release, discharge or other written instrument executed by the Lender is delivered in which it shall be expressly stated that the amounts therein referred to are in reduction of the hypothec hereby created.

     2.4 For the full term of the Obligations, their renewal and any modifications thereto, the hypothec created hereunder shall subsist and secure the Obligations together with any such renewal, modification and undertaking, until full and final cancellation by the Lender of the hypothec and other rights granted hereunder.

     2.5 The hypothec created pursuant to this Agreement is not and shall not be construed as a floating hypothec within the meaning of Articles 2715 and following of the Civil Code of Quebec.

3.   COVENANTS OF THE GRANTOR

     3.1 Unless compliance with the following covenants is waived by the Lender in writing or unless non-compliance with any such covenants is otherwise consented to by the Lender in writing, the Grantor covenants and agrees that:

          3.1.1 EXISTENCE - It shall: (i) maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation or formation; (ii) continue to conduct its business substantially as now conducted; (iii) do, or cause to be done, all things necessary to keep in full force and effect all permits and all properties, rights, franchises, licenses and qualifications to carry on its business in all jurisdictions where such business is currently being carried on;

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          3.1.2 CONDUCT OF BUSINESS - It shall from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements to the Collateral as may be properly advantageous to its business at all times;

          3.1.3 NOTIFICATION TO LENDER -The Grantor shall promptly notify the Lender of:

               3.1.3.1 CLAIMS AND LIENS - any claim or Lien made or asserted against any of the Collateral; and

               3.1.3.2 PROCEEDINGS - any suit, action or proceeding affecting any of the Collateral or which could affect the Grantor;

               and the Grantor shall, at its own expense, defend the Collateral against any and all such claims, liens, charges, security interests or other encumbrances and against any and all such suits, actions or proceedings;

          3.1.4 ENCUMBRANCES - The Grantor shall not create, incur, assume, permit or suffer to exist any Lien, on or with respect to any of the Collateral, except for Permitted Liens;

          3.1.5 PAYMENT OF OBLIGATIONS - It shall pay and discharge or cause to be paid and discharged promptly all charges, taxes, rates, levies, assessments, fees and duties payable by it before any of them shall become past due which relate to any of the Collateral;

          3.1.6 MAINTENANCE OF COLLATERAL AND BOOKS - The Grantor shall at all times keep accurate and complete records of the Collateral as well as proper books of account for its business all in accordance with generally accepted accounting principles, consistently applied;

          3.1.7 RISK AND INSURANCE - The Grantor bears the sole risk of any loss, damage, destruction or confiscation of or to the Collateral. The Grantor shall maintain insurance on all of the Collateral with financially sound and reputable insurers including, without limitation, all-risk property insurance, and with such coverage and against such loss or damage to the full insurable value of such property with the Lender as a named insured and with loss payable to the Lender as its interest may appear. The Grantor shall also obtain such other insurance coverage as the Lender may reasonably require from time to time. All such policies of insurance shall provide that such insurance coverage shall not be changed or cancelled except on thirty (30) days' notice to the Lender. If the Grantor fails to so insure, the Lender may insure the Collateral and the premiums for such insurance shall be added to the balance of the Obligations secured under this Agreement as they exist at the date of the payment of such premium by the Lender;

          3.1.8 PROCEEDS IN TRUST - The Grantor shall and shall be deemed to hold all Proceeds as mandatary for the Lender, separate and apart from other

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               money, instruments or property, for the benefit of the Lender until all amounts owing by the Grantor to the Lender have been paid in full;

          3.1.9 CHANGES AND OTHER NAMES - The Grantor shall not, unless the Grantor gives the Lender at least thirty (30) days prior written notice, (i) change its name as it appears in official filings in the jurisdiction of its organization; (ii) change its chief executive office, principal place of business or domicile (within the meaning of the Civil Code of Quebec); (iii) change the locations at which Collateral is held or stored, except for the addition of new locations in Canada that are owned or controlled by the Lender or any of the Lender's Affiliates; (iv) change the type of entity that it is; (v) change its jurisdiction of incorporation or organization; and

          3.1.10 NO AFFECTING THE SECURITY - It shall not do, permit or suffer to be done anything to adversely affect the ranking or validity of the hypothec described in this Agreement.

     3.2 If, at any time, the Collateral or any part thereof is not destined to remain in the Province of Quebec, the Grantor must immediately inform the Lender of this fact and provide it with all information it may request with respect thereto. Upon request by the Lender, the Grantor shall sign any security or additional document reasonably required in order to allow the Lender to preserve the security constituted hereby on such property or to grant to the Lender security in the jurisdiction where the property shall be located equivalent to that in virtue of the hypothec constituted by this Agreement, the whole at the Grantor's expense.

     3.3 The Grantor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, hypothecs, security agreements and assurances in law as the Lender may reasonably require for the better assuring, hypothecating, securing, charging and confirming unto the Lender and for perfecting the hypothec hereby created in the Collateral or intended so to be or which the Grantor may hereafter become bound to hypothecate in favour of the Lender and for the better accomplishing and effectuating of this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Grantor represents and warrants to the Lender the matters set out below:

          4.1.1 STATUS - The Grantor is a corporation, duly incorporated, and validly existing under the laws of the jurisdiction of its incorporation or formation.

          4.1.2 AUTHORITY - The Grantor has all necessary corporate power, authority, and capacity (a) to own its assets; (b) to carry on business as presently conducted; and (c) to enter into and carry out its obligations under this Agreement and to grant the hypothec described in this Agreement.

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          4.1.3 OWNERSHIP OF COLLATERAL FREE OF CHARGES - The Grantor is the
               owner of or has rights in the Collateral free and clear of all Liens whatsoever other than the Permitted Liens.

          4.1.4 NON-CONFLICT - Neither the execution nor the performance of this Agreement requires the approval of any regulatory agency having jurisdiction over the Grantor nor is this Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Grantor or of the provisions of any agreement to which the Grantor is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Grantor or any of its property may be subject.

          4.1.5 ENFORCEABILITY - This Agreement constitutes a valid and legally binding obligation of the Grantor enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          4.1.6 NO OTHER CORPORATE NAMES OR STYLES - The Grantor does not carry on business under or use any name or style other than the name(s) specified in this Agreement including, without limitation, any names in the French language.

          4.1.7 PLACE OF BUSINESS OF GRANTOR - The Grantor's chief executive office is located at

                    5808 Lake Washington Blvd. NE
                    Suite 300
                    Kirkland, WA 98033

          4.1.8 RELIANCE AND SURVIVAL - All representations and warranties of the Grantor made in this Agreement or in any certificate or other document delivered by or on behalf of the Grantor to or for the benefit of the Lender are material, shall survive and shall not merge upon the execution and delivery of this Agreement and shall continue in full force and effect. The Lender shall be deemed to have relied upon such representations and warranties notwithstanding any investigation made by or on behalf of the Lender at any time.

5. DEFAULTS

     5.1 Upon the occurrence of an Event of Default, the security created under this Agreement shall become enforceable, and the Lender shall, in addition to any other rights, recourses or remedies it has pursuant to the Credit Agreement or at law, forthwith be entitled to exercise any and all hypothecary rights prescribed by the Civil Code of Quebec. In exercising any of the rights, recourses or remedies available hereunder, under the Credit Agreement or at law, the Lender may at its

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          discretion, in respect of all or any part of the Collateral, exercise such rights, recourses and remedies as are available hereunder, under the Credit Agreement or at law, as it elects to exercise, without prejudicing the other rights, recourses and remedies available to the Lender in respect of all or part of the Collateral. The Lender may exercise any of such rights, recourses and remedies in respect of all or any part of the Collateral, simultaneously or successively.

     5.2 The acceptance by the Lender or an Agent following the occurrence of an Event of Default of any sum owing to the Lender under the Obligations or the exercise by the Lender or an Agent of any right or recourse hereunder, under the Credit Agreement or otherwise, shall not preclude the Lender from exercising any other right or recourse, all rights and recourses of the Lender being cumulative and not alternative.

     5.3 The Lender shall be entitled, in its discretion, to perform on behalf of the Grantor, any of the Grantor's obligations hereunder upon the occurrence of an Event of Default. In addition and upon such occurrence, the Lender shall be entitled to do such things and undertake such expenditures as it considers appropriate to protect, preserve and enforce the rights, remedies and recourses of the Lender hereunder, under the Credit Agreement or at law.

     5.4 Any action taken by or on behalf of the Lender to remedy any Event of Default shall not constitute a waiver of such Event of Default, nor be deemed to have released the Grantor therefrom. The failure by the Lender to insist upon the strict performance of any of the covenants provided in this Agreement or the Credit Agreement or to exercise any option or right hereunder shall not be construed as a waiver or relinquishment for the future of any such covenant, right or option.

     5.5 If a prior notice of the Lender's intention to exercise a hypothecary right is given to the Grantor, the Grantor shall, and shall cause any other Person in possession of the Collateral subject to such prior notice and then belonging to the Grantor, to immediately surrender same to the Lender and shall execute, and cause to be executed all agreements and documents required to evidence such surrender to the Lender.

6.   ADDITIONAL RIGHTS OF THE LENDER

     The Grantor agrees that upon the occurrence of an Event of Default, the following provisions shall apply to supplement the provisions of any applicable laws and without limiting any other provisions of this Agreement or the Credit Agreement dealing with the same subject matter:

     6.1 The Lender shall be the irrevocable mandatary and agent of the Grantor, with power of substitution, in respect of all matters relating to the enforcement of all rights, recourses and remedies of the Lender. The Lender shall, as regards all of the powers, authorities and discretions vested in it hereunder, have the absolute and unfettered discretion as to the exercise thereof whether in relation to the manner or as to the mode or time for their exercise.

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     6.2  Without limiting the generality of Section 6.1, the Grantor agrees that the Lender may, but is not obliged to, at the expense of the Grantor, for the purposes of protecting or realizing upon the value of the Collateral or its rights:

          6.2.1 cease or proceed with, in any way the Lender sees fit, the operation, administration and maintenance of the Collateral, including, without limitation, the generality of the foregoing:

               6.2.1.1 sign any loan agreement, security document, lease, service contract, maintenance contract or any other agreement, contract, deed or other document in the name of and on behalf of the Grantor in connection with the Collateral or any enterprise of the Grantor operated thereon and renew, cancel or amend from time to time any such agreement, contract, deed or other document;

               6.2.1.2 maintain, repair, renovate, operate, alter, complete, preserve or extend any part of the Collateral in the name of the Grantor;

               6.2.1.3 reimburse for and on behalf of the Grantor any third person having a claim against any part of the Collateral;

               6.2.1.4 borrow money or lend its own funds for any purposes related to the Collateral; and

               6.2.1.5 receive the revenues, rents, fruits, products and profits from the Collateral and endorse any cheque, securities or other instrument;

          6.2.2 dispose of any part of the Collateral likely to rapidly depreciate or decrease in value;

          6.2.3 use the information it has concerning the Grantor or any information obtained during the exercise of its rights except as may be otherwise provided in the Credit Agreement or any confidentiality agreement;

          6.2.4 use, administer and exercise any other right pertaining to the Collateral; and

          6.2.5 do all such other things and sign all documents in the name of the Grantor as the Lender may deem necessary or useful for the purposes of exercising its rights, recourses and remedies hereunder, under the Credit Agreement or at law.

     6.3 In the event of the exercise by the Lender of any right, recourse or remedy following the occurrence of an Event of Default:

          6.3.1 the Lender shall only be accountable to the Grantor to the extent of its commercial practice and within the delays normally observed by the

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               Lender and the Lender shall not be obliged to, with respect to the Collateral or any enterprise operated by or on behalf of the Grantor;

               6.3.1.1 make inventory, take out insurance or furnish any
                    security;

               6.3.1.2 advance any sums of money in order to pay any expenses, not even those expenses that may be necessary or useful; or

               6.3.1.3 maintain the use for which the Collateral or the
                    enterprise of the Grantor is normally intended, make it productive or continue its use;

               and shall not be held liable for any loss whatsoever other than as a result of its gross negligence or intentional fault;

          6.3.2 any and all sums of money remitted to or held by the Lender may be invested at its discretion, without the Lender being bound by any legislative provisions relating to the investment or administration of the property of others; the Lender is not obliged to invest or pay interest on amounts collected even where such amounts exceed the amounts due by the Grantor;

          6.3.3 the Lender may itself, directly or indirectly, become the owner of the whole or any part of the Collateral to the extent not prohibited by law;

          6.3.4 the Lender may, at the time it exercises its rights, renounce to a right belonging to the Grantor, make settlements and grant discharges and mainlevees, upon any consideration deemed appropriate by the Lender, acting in its entire discretion;

          6.3.5 in the event the Lender exercises its hypothecary right of taking in payment and the Grantor requires the Lender to sell the whole or any part of the Collateral, the Grantor acknowledges that the Lender shall not be required to renounce to its hypothecary right of taking in payment unless, prior to the expiration of the time limit to surrender, the Lender (i) shall have received security, which the Lender deems satisfactory, to the effect that the sale will be made at a price sufficient to enable the Lender to be paid its claim in full, (ii) shall have been reimbursed the costs it shall have incurred, and (iii) shall have been advanced all amounts necessary for the sale of the Collateral;

          6.3.6 in the event that the Lender sells the whole or any part of the Collateral, it will not be required to obtain any prior appraisal from a third party; and

          6.3.7 the sale of the Collateral may be made with legal warranty on the part of the Grantor or, at the option of the Lender, with total or partial exclusion of warranty.

     6.4 The Lender shall only be bound to exercise reasonable prudence and diligence in the execution of its rights and performance of its obligations under the terms of

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                                      -10-


          this Agreement or at law and the Lender shall not be responsible for prejudice that may result from its fault or that of its agents or representatives, with the exception of its gross negligence or intentional fault.

     6.5 The Lender shall not be responsible in respect of any obligations undertaken in the exercise of its powers under the terms of this Agreement or at law, even in any case where the Lender may have exceeded its powers, or by reason of any delay, omission or any other act made in good faith by the Lender or its representatives with the exception of obligations undertaken or acts made further to gross negligence or intentional fault.

7.   APPOINTMENT OF AGENTS

     The Lender may appoint any one or more Agents who shall be entitled to perform the powers vested in the Lender pursuant to this Agreement and at law in which case the following provisions shall apply:

     7.1 each Agent appointed by the Lender shall be the irrevocable mandatary and agent of the Grantor in respect of the exercise of the rights, recourses and remedies available to the Lender and which are performed by such Agent;

     7.2 the Agent, in carrying out the duties delegated to it by the Lender, shall be entitled to exercise all of the same rights, powers and discretions available to the Lender hereunder or at law in respect of such matters;

     7.3 each Agent shall be entitled to deduct reasonable remuneration out of the receipts from any part of the Collateral;

     7.4 each Agent appointed for such purpose shall, as concerns the responsibility for his acts or omissions, be deemed the agent and mandatary of, or employed or engaged by the Grantor and in no event an agent, mandatary or employee of the Lender; and

     7.5 the engagement or appointment of every such Agent by the Lender shall not create any liability on the part of the Lender to such Agent in any respect and such engagement, appointment or delegation or anything which may be done by any such Agent or the removal of any Agent or the termination of any such appointment or engagement shall not have the effect of creating any liability of any nature whatsoever of any such Agent towards the Grantor.

8.   OTHER SECURITY

     In the event that the Lender holds any further or additional security in respect of the Obligations, or any thereof, other than the security hereby constituted, no single or partial exercise by the Lender, of any of its rights, recourses or remedies under this Agreement or under any such additional security shall preclude any other and further exercise of any other right, power or remedy pursuant to this Agreement or pursuant to any of such additional security. The Lender shall at all times have the right to proceed against all or any portion of the Collateral or such additional security in such order and in such manner as it shall in its discretion deem fit without waiving any right which the Lender may have

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                                      -11-


     with respect to any and all of such security, and the exercise of any such powers or remedies from time to time shall in no way affect any other powers or remedies which the Lender may have pursuant to this Agreement, any such additional security, or in law or in equity (in jurisdictions, where applicable) or otherwise. Without limiting the generality of the foregoing, the Grantor hereby acknowledges and agrees that this Agreement is given in addition to and not in substitution for any other security in connection with the Obligations.

9.   PAYMENT TO THIRD PARTIES

     If the Lender is at any time or from time to time required to make a payment in connection with the security constituted by this Agreement, such payment and all reasonable costs of the Lender (including legal fees and other expenses) shall be immediately payable by the Grantor to the Lender and shall bear interest in accordance with the provisions of the Credit Agreement.

10.  APPLICATION OF MONIES

     All amounts collected by the Lender or an Agent enforcing the rights of the Lender hereunder, under the Credit Agreement or at law and all sums received by the Lender or the Agent in connection with the possession and administration of or from the sale or other realization of the whole or any part of the Collateral shall be applied by the Lender, to the extent allowed by applicable law, against any portion of the Obligations which it, in its sole discretion, may determine and may from time to time, vary such determination. Notwithstanding any law, agreement, usage or custom to the contrary, the receipt by the Lender or the Agent of any sums shall not operate as payment of any Obligations unless the Lender expressly applies the amounts so received in reduction of the Obligations in accordance with this Agreement and to the extent only of such express application.

11.  ACQUITTANCES

     11.1 After the Obligations have been paid in full, the Lender shall, at the written request and expense of the Grantor and within a reasonable delay, cancel and discharge the hypothec created pursuant to this Agreement and execute and deliver to the Grantor such deeds or other instruments as shall be required in order to effect the cancellation of its publication at the appropriate registry offices.

     11.2 All such deeds and other instruments to which the Lender may become a party must be approved by the legal counsel of the Lender and shall be signed before counsel approved by the Lender, the whole at the Grantor's expense and the Grantor shall furnish at its expense originals or certified copies of such documents to the Lender.

12.  NO WAIVER

     Any waiver or omission by the Lender to invoke a breach of any provision, obligation or condition hereunder shall not be construed as a waiver of such provision, obligation or condition, nor a waiver of any subsequent breach of any other provision, obligation or condition provided for herein. The acceptance by the Lender or an Agent, following the occurrence of an Event of Default, of any amounts owing hereunder to the Lender or the payment of such sums by the Grantor shall not be construed as a waiver to invoke any prior breach by the Grantor of any provision, obligation or condition hereunder, even if the Lender was aware of a prior breach at the time of acceptance or payment of said sums. The Lender shall not be deemed to have waived any provision, obligation or condition hereunder unless such waiver has been made in writing.

13.  SOLIDARY LIABILITY

     In the event that several persons are liable for the fulfilment of the obligations of the Grantor or assume in the future the obligations of the Grantor, each of such persons shall be solidarity liable for the Grantor's obligations set out herein.

14.  INDIVISIBILITY

     Every divisible obligation in favour of the Lender arising out of this Agreement must be performed in its entirety by each heir or legal representative of any person who is liable to the same extent as if it were indivisible.

15.  COMMUNICATIONS AND ELECTION OF DOMICILE

     15.1 Any notice, consent or approval required or permitted to be given in connection with this Agreement (in this Section referred to as a "Notice") shall be in writing and shall be sufficiently given if delivered (whether in person, by courier service or other personal method of delivery), or if transmitted by facsimile or e-mail:

          15.1.1 in the case of a Notice to the Grantor at:

                 5808 Lake Washington Blvd. NE
                 Suite 300
                 Kirkland, WA 98033
                 USA

                 Attention: Benjamin Wolff
                 Fax: (425) 216-7900

                 With a copy to:

                 Attention: Law Department
                 Fax: (425) 216-7900

                 And with a copy to:

                 Davis Wright Tremaine
                 2600 Century Square
                 1501 Fourth Avenue
                 Seattle, WA 98101-1688
                 USA

                 Attention: Julie Weston
                 Fax: (206) 628-7699

          15.1.2 in the case of a Notice to the Lender at:

                 Bell Canada
                 1000 de La Gauthetiere Street West
                 Montreal, Quebec
                 H3B 4Y7

                 Attention: Chief Legal Officer
                 Fax: (514) 870-4877

          Any Notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any Notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     15.2 Should the Lender be unable to locate the Grantor then any such notice or demand may, at its option, be served at the Office of the Clerk of the Superior Court for the District of Montreal, at which Office the Grantor elects domicile for the purposes of this Agreement.

16.  GENERAL

     16.1 The recitals contained in the preamble hereto form an integral part hereof.

     16.2 In the event that a provision of this Agreement or a part thereof or the application thereof to a particular Person or circumstance is declared or rendered invalid, inapplicable or illegal, or if it is declared incompatible with the creation of a valid hypothec then, such provision or such part thereof or particular application thereof, as the case may be, shall be considered distinct and severable from the remainder of this Agreement and this Agreement shall continue to remain in force and executory and bind the parties hereto as if such provision or part thereof or the particular application thereof was never included.

     16.3 The Grantor shall perform all acts and sign all documents reasonably required so that the hypothec created hereunder has full force and effect and is opposable at all times towards third parties.

     16.4 In any place where the context requires it in this Agreement, the singular number herein set forth shall be interpreted as plural and the masculine gender as either feminine or neuter and vice versa.

     16.5 The headings included in this Agreement have been included for reference purposes only and shall not have the effect of restricting or broadening the scope or meaning of this Agreement and its provisions.

     16.6 The present Agreement will be governed by and interpreted in accordance with the laws in force in the Province of Quebec and the Grantor and the Lender hereby irrevocably submit to the non-exclusive jurisdiction of the Courts of Quebec.

     16.7 Time is and shall be of the essence of this Agreement. The occurrence of an Event of Default shall be sufficient to constitute the Grantor in default without any further notification, demand or delay being required.

     16.8 This Agreement shall enure to the benefit of and be binding upon the Grantor and its successors and permitted assigns as well as on the Lender and its successors and assigns.

     16.9 In the event of a conflict, inconsistency, ambiguity or difference between any provision of this Agreement and any provision of the Credit Agreement, the provision of the Credit Agreement shall prevail and this Agreement shall be deemed to be amended to the extent necessary to eliminate such conflict, inconsistency, ambiguity or difference, save and except in respect of the provisions of this Agreement which relate to the creation and enforcement of the hypothec hereby constituted, which provisions shall govern and prevail over the provisions of the Credit Agreement.

17.  COUNTERPARTS

     This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts or facsimile counterparts with the same effect as if all parties had signed and delivered the same document and all counterparts when executed and delivered (by facsimile or otherwise) will be construed together to be an original and will constitute one and the same agreement.

18.  SPECIAL DECLARATION RESPECTING LANGUAGE

     The parties hereto have requested that this Agreement be drawn up in the English language. Les parties aux presentes ont exige que ce document soit redige en langue anglaise.

                           [INTENTIONALLY LEFT BLANK]

SIGNED by the Lender in the City of Montreal, Province of Quebec, and by the Grantor in the City of Kirkland, State of Washington, this 19th day of July, 2005.

BELL CANADA


Per /s/ Martine Turcotte
    ---------------------------------
Name:
      -------------------------------
Title: Chief Legal Officer


CLEARWIRE CORPORATION


Per /s/ John Butler
    ---------------------------------
Name: John Butler
Title: CFO